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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        April 24, 2003
                                                 -------------------------------


                             Cooper Industries, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)


       1-31330                                         98-0355628
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(Commission File Number)                    (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                    77002
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(Address of Principal Executive Offices)                (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits.

         Exhibits

         99.1 Cooper Industries, Ltd. (the "Company") press release dated April 24, 2003 titled "Cooper Industries Reports First-Quarter Earnings of 61 Cents Per Share."

         99.2     Company "Sales Trends" to be posted on the Company's website.


Item 9.  Regulation FD Disclosure.

Posting of Sales Trends Information

On April 24, 2003, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.2.


Item 12. Results of Operations and Financial Condition.

First Quarter Results of Operations

On April 24, 2003, the Company issued the press release attached hereto as
Exhibit 99.1 setting forth the Company's results of operations for the first quarter of 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       COOPER INDUSTRIES, LTD.
                                                       (Registrant)



Date: April 24, 2003                                   /s/ Terry A. Klebe
                                                       -------------------------
                                                       Terry A. Klebe
                                                       Senior Vice President and
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.
-----------
    99.1     Company press release dated April 24, 2003 titled "Cooper Industries Reports
             First-Quarter Earnings of 61 Cents Per Share."

    99.2     Company "Sales Trends" to be posted on the Company's website.